Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr., and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2017.

/s/ GERALD L. BALILES
Gerald L. Baliles

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr., and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2017.

/s/ JOHN T. CASTEEN III
John T. Casteen III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr., and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2017.

/s/ DINYAR S. DEVITRE
Dinyar S. Devitre

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr., and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2017.

/s/ THOMAS F. FARRELL II
Thomas F. Farrell II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr., and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2017.

/s/ THOMAS W. JONES
Thomas W. Jones

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr., and W. Hildebrandt Surgner, Jr., or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 27th day of February, 2017.

/s/ DEBRA J. KELLY-ENNIS
Debra J. Kelly-Ennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr., and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2017.

/s/ W. LEO KIELY III
W. Leo Kiely III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr., and W. Hildebrandt Surgner, Jr., or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 27th day of February, 2017.

/s/ KATHRYN B. MCQUADE
Kathryn B. McQuade

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr., and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2017.

/s/ GEORGE MUÑOZ
George Muñoz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr., and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2017.

/s/ NABIL Y. SAKKAB
Nabil Y. Sakkab